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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            ((AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2004, PROVIDING FOR THE ISSUANCE OF
                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FFH2
                  ASSET-BACKED CERTIFICATES, SERIES 2004-FFH2)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-111379                 06-1442101
 ----------------------------------         -----------------------------      -----------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                               06830
---------------------------------------------                                 ------------
(Address of Principal Executive Offices)                                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On June 29, 2004, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2004-FFH2, Asset-Backed Certificates, Series 2004-FFH2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Saxon Mortgage Services, Inc. as servicer (the "Servicer") and Wells Fargo Bank , N.A. as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $900,000,004 as of June 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 29, 2004, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7, Class M-8, Class M-9 and Class R Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 29, 2004 (the "Underwriting Agreement") among the Depositor, the Underwriter and WaMu Capital Corp..

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                       Initial Certificate
              Class                      Principal Balance                 Pass-Through Rate
              -----                      -----------------                 -----------------
               A-1                $        750,000,000.00                      Variable
               A-2                $         64,798,000.00                      Variable
               A-3                $         91,828,000.00                      Variable
               A-4                $         13,774,000.00                      Variable
               M-1                $         42,600,000.00                      Variable
               M-2                $         42,000,000.00                      Variable
               M-3                $         25,200,000.00                      Variable
               M-4                $         24,000,000.00                      Variable
               M-5                $         21,600,000.00                      Variable
               M-6                $         21,600,000.00                      Variable
               M-7                $         19,200,000.00                      Variable
               M-8                $         18,600,000.00                      Variable
               M-9                $         16,800,000.00                      Variable
                C                 $         14,999,900.00                         N/A
               B-1                $         19,200,000.00                      Variable
               B-2                $         13,800,000.00                      Variable
                P                             $100.00                             N/A
                R                               100%                              N/A

                  The Certificates, other than the Class C Certificates, the Class P Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated June 29, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class B-1 Certificates and the Class B-2 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of June 1, 2004, by and among Financial Asset Securities Corp. as Depositor,
                                            Saxon Mortgage Services, Inc. as servicer and Wells Fargo
                                            Bank, N.A. as Trustee, relating to the Series 2004-FFH2
                                            Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2004


                                                  FINANCIAL ASSET SECURITIES
                                                  CORP.


                                                  By: /s/ Frank Skibo
                                                      -------------------------
                                                  Name:   Frank Skibo
                                                  Title:  Senior Vice President

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of June 1,                           7
                       2004, by and among Financial Asset Securities Corp.
                       as Depositor, Saxon Mortgage Services, Inc. as
                       servicer and Wells Fargo Bank, N.A. as Trustee,
                       relating to the Series 2004-FFH2 Certificates.

                                   Exhibit 4.1